UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 16, 2011, Philip Morris International Inc. (the “Company”) is hosting a live audio webcast of a presentation at the Morgan Stanley Global Consumer & Retail Conference where the Company’s Chairman and Chief Executive Officer, Mr. Louis C. Camilleri, will address investors. In connection with the presentation, the Company has issued a press release announcing the key highlights of the presentation. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The reconciliations of non-GAAP measures included in the press release to the most comparable GAAP measures are attached as Exhibit 99.2 hereto and are incorporated herein by reference.

The information on the Company’s website referenced in the press release, including the presentation at the Morgan Stanley Global Consumer & Retail Conference, is not, and shall not be deemed to be, part of this Form 8-K or incorporated into any filing the Company makes with the Securities and Exchange Commission, except as expressly set forth in such a filing.

Item 9.01.	Exhibits.

(d)	Exhibits

99.1	Philip Morris International Inc. Press Release, dated November 16, 2011.

99.2	Reconciliations of Non-GAAP Financial Measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and Corporate Secretary

DATE: November 16, 2011

INDEX EXHIBIT

Exhibit No.	Description

99.1	Philip Morris International Inc. Press Release, dated November 16, 2011.

99.2	Reconciliations of Non-GAAP Financial Measures.